EXHIBIT 99.1

Predictive Oncology Inc. Announces $3.5 Million Private Placement

MINNEAPOLIS, March 16, 2020 (GLOBE NEWSWIRE) -- Predictive Oncology Inc. (NASDAQ: POAI) (“Predictive Oncology” or “the Company”), a data and artificial intelligence (“AI”) driven discovery services company that provides predictive models of tumor drug response to improve clinical outcomes for patients, today announced that it has entered into a securities purchase agreement with certain accredited investors to raise $3.5 million through the issuance of up to 1,650,165 shares of common stock (or common stock equivalents) and accompanying warrants to purchase an aggregate of up to 3,300,330 shares of common stock at $2.121 per share of common stock and accompanying warrants. The warrants will be exercisable immediately at an exercise price of $1.88 per share, with one-half of the warrants to expire two years after the date of issuance, and one-half to expire five and one-half years after the date of issuance.

The closing of the private placement is subject to the satisfaction of certain customary closing conditions set forth in the securities purchase agreement.

The Company intends to use the net proceeds for general corporate purposes.

H.C. Wainwright & Co., LLC acted as the sole placement agent for the offering.

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Under an agreement with the investors, the Company is required to file an initial registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock to be issued to the investors no later than thirty days after the closing and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 90 days after today in the event of a “full review” by the Securities and Exchange Commission.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

About Predictive Oncology Inc.

Predictive Oncology (Nasdaq: POAI) operates through three segments (Domestic, International and other), which contain four subsidiaries; Helomics, TumorGenesis, Skyline Medical and Skyline Europe. Helomics applies artificial intelligence to its rich data gathered from patient tumors to both personalize cancer therapies for patients and drive the development of new targeted therapies in collaborations with pharmaceutical companies. Helomics’ CLIA-certified lab provides clinical testing that assists oncologists in individualizing patient treatment decisions, by providing an evidence-based roadmap for therapy. In addition to its proprietary precision oncology platform, Helomics offers boutique CRO services that leverage its TruTumor™, patient-derived tumor models coupled to a wide range of multi-omics assays (genomics, proteomics and biochemical), and an AI-powered proprietary bioinformatics platform to provide a tailored solution to its clients’ specific needs. Predictive Oncology’s TumorGenesis subsidiary is developing a new rapid approach to growing tumors in the laboratory, which essentially “fools” cancer cells into thinking they are still growing inside a patient. Its proprietary Oncology Discovery Technology Platform kits will assist researchers and clinicians to identify which cancer cells bind to specific biomarkers. Once the biomarkers are identified they can be used in TumorGenesis’ Oncology Capture Technology Platforms which isolate and help categorize an individual patient’s heterogeneous tumor samples to enable the development of patient specific treatment options. Helomics and TumorGenesis are focused on ovarian cancer. Predictive Oncology’s Skyline Medical division markets its patented and FDA cleared STREAMWAY System, which automates the collection, measurement and disposal of waste fluid, including blood, irrigation fluid and others, within a medical facility, through both domestic and international divisions. The company has achieved sales in five of the seven continents through both direct sales and distributor partners. For more information, please visit www.predictive-oncology.com.

Forward-looking Statements

Certain of the matters discussed in the press release contain forward-looking statements that involve material risks to and uncertainties in the Company’s business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include (i) the Company’s inability to consummate the private placement due to the failure of one or more closing conditions set forth in the securities purchase agreement to be satisfied, (ii) risks associated with general economic and market conditions, (iii) risks related to the recent merger with Helomics, including the fact that the combined company will not be able to continue operating without additional financing; possible failure to realize anticipated benefits of the merger; costs associated with the merger may be higher than expected; the merger may result in disruption of the Company’s and Helomics’ existing businesses, distraction of management and diversion of resources; and the market price of the Company’s common stock may decline as a result of the merger; (iii) risks related to our partnerships with other companies, including the need to negotiate the definitive agreements; possible failure to realize anticipated benefits of these partnerships; and costs of providing funding to our partner companies, which may never be repaid or provide anticipated returns; and (iv) other risks and uncertainties relating to the Company that include, among other things, current negative operating cash flows and a need for additional funding to finance our operating plan; the terms of any further financing, which may be highly dilutive and may include onerous terms; unexpected costs and operating deficits, and lower than expected sales and revenues; sales cycles that can be longer than expected, resulting in delays in projected sales or failure to make such sales; uncertain willingness and ability of customers to adopt new technologies and other factors that may affect further market acceptance, if our product is not accepted by our potential customers, it is unlikely that we will ever become profitable; adverse economic conditions; adverse results of any legal proceedings; the volatility of our operating results and financial condition; inability to attract or retain qualified senior management personnel, including sales and marketing personnel; our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; Predictive’s ability to implement its long range business plan for various applications of its technology; Predictive’s ability to enter into agreements with any necessary marketing and/or distribution partners and with any strategic or joint venture partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of Predictive’s technology; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the SEC, which are available for review at www.sec.gov. This is not a solicitation to buy or sell securities and does not purport to be an analysis of Predictive’s financial position. See Predictive’s most recent Annual Report on Form 10-K, and subsequent reports and other filings at www.sec.gov.

Contact:

Bob Myers
651-389-4800
bmyers@skylinemedical.com